UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

CONCUR TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

02-25137	Delaware	91-1608052
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

18400 NE Union Hill Road, Redmond, Washington	98052
(Address of principal executive offices)	(Zip Code)

(425) 702-8808

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 24, 2006, Robert Finzi and the registrant agreed that Mr. Finzi will not stand for re-election as a member of registrant’s Board of Directors after his current term, which expires at the 2006 annual meeting of stockholders. Mr. Finzi also serves as a member of registrant’s Compensation Committee. Following his departure from the Board, from time to time, Mr. Finzi may be engaged as a consultant to the Chief Executive Officer of registrant; however, no specific arrangement has been agreed to as of the filing of this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2006	CONCUR TECHNOLOGIES, INC.

	By:	/s/ John F. Adair
John F. Adair, Chief Financial Officer